Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

Note 12. Income Taxes

Temporary differences and carryforwards giving rise to deferred tax assets (liabilities) were as follows (in thousands):

	December 31,
	2010	2009
Net operating loss carryforwards	$56,789	$45,777
Research and experimentation credit carryforwards	3,540	2,932
Capitalized research and development	20,091	22,771
Stock compensation	5,109	4,569
Property and equipment	39	191
Other	3,206	3,287

Net deferred tax assets	88,774	79,527

Deferred tax assets valuation allowance	(88,774)	(79,527)

Net deferred income taxes	$—	$—

The Company has established a valuation allowance equal to the amount of its net deferred tax assets because the Company has not had taxable income since its inception and significant uncertainty exists regarding the ultimate realization of its deferred tax assets. Accordingly, no tax benefits have been recorded in the accompanying statements of operations. The valuation allowance increased $9,247,000 in 2010 and $14,489,000 in 2009.

The Company's total tax provision of zero differs from the expected tax benefit calculated as a product of the federal statutory rate of 34% and the book loss by approximately $10,217,000 primarily due to permanent differences such as meals and entertainment expense, the research and experimentation credit, and stock option adjustments, as well as the change in the Company's valuation allowance.

In April 2006, the Company experienced a significant change to its capital structure which resulted in an ownership change, as defined under Section 382 of the Internal Revenue Code ("IRC"). Consequently, the amount of net operating loss carryforwards and research and experimentation credit carryforwards available to be used in future years are limited under IRC Sections 382 and 383, respectively ("Section 382/383 limitation"). The preliminary calculation of this limitation, as disclosed in the Company's consolidated financial statements for the year ended December 31, 2008, resulted in the loss of approximately $93,300,000 (approximately $31,700,000 in tax benefits) of the Company's net operating loss carryforwards. The preliminary calculation of the Section 383 limitation, which was not revised, resulted in the loss of approximately $9,100,000 of the Company's research and development credit carryforwards.

During 2009, the Company performed an additional analysis of the Section 382 limitation and revised the amount of net operating loss carryforwards that would be lost to approximately $96,900,000 (approximately $32,900,000 in tax benefits). Accordingly, the deferred tax asset and related valuation allowance associated with these carryforwards were reduced in 2006 initially by approximately $40,800,000 and by a revised amount of approximately $41,700,000 as of December 31, 2009. In 2010, the Company performed an updated analysis through December 31, 2010, and determined there was no change of ownership pursuant to Section 382.

At December 31, 2010, the Company has total net operating loss carryforwards of approximately $167,025,000 for federal taxes (net of the impact of the above referenced change in ownership under IRC Section 382) and approximately $29,204,000 for state taxes, which expire from 2011 through 2030 and from 2016 through 2030, respectively. Research and experimentation credits expire from 2011 to 2030. Future changes in the Company's ownership could result in additional limitations on the Company's ability to utilize its remaining net operating loss carryforwards and research and experimentation credit carryforwards.

Approximately $20,916,000 of the Company's federal net operating loss carryforwards at December 31, 2010, result from deductions associated with the exercise of non-qualified employee stock options, the realization of which would result in a credit to shareholders' equity.

The Company accounts for uncertain tax provisions as required under financial accounting rules issued by the FASB. Due to the Company's full valuation allowance against its deferred tax assets, coupled with the Section 382 limitation on prior years' net operating loss carryforwards (as discussed above), there are no material unrecognized tax benefits as of December 31, 2010 or December 31, 2009. Furthermore, the Company does not anticipate any significant changes in its unrecognized tax benefits over the next twelve months.

Historically, the Company has not incurred any material interest or penalties associated with tax matters and no material interest or penalties were recognized during the years ended December 31, 2010 or 2009. The Company has adopted a policy whereby amounts related to interest and penalties associated with tax matters are classified as income tax expense when incurred. The Company is subject to income taxes in the U.S. federal and various states jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company is no longer subject to tax examinations for years before 2007, except to the extent that it utilizes net operating losses or tax credit carryforwards that originated before 2007.